                                                                    Exhibit 99.1


                       AMENDMENT AND FORBEARANCE AGREEMENT

      AMENDMENT AND FORBEARANCE AGREEMENT, dated as of October 17, 2006, by and among ONE IP VOICE, INC. (f/k/a Farmstead Telephone Group, Inc.), a Delaware corporation ("Parent"), OIPV CORP. (f/k/a One IP Voice, Inc.), a Delaware corporation ("OIPV" and together with Parent, each a "Company" and collectively the "Companies"), and LAURUS MASTER FUND, LTD. ("Laurus").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, Laurus and each Company have entered into certain financing arrangements pursuant to a Security Agreement, dated as of March 31, 2005, by and among Laurus and each Company (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Security Agreement", and together with all Ancillary Agreements (as defined in the Security Agreement) and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements"); and

      WHEREAS, as of the date hereof, the Designated Defaults (as hereafter defined) have occurred and are continuing under the Financing Agreements by reason of which Laurus has no obligation to make any additional Loans and Laurus has the full legal right to exercise its rights and remedies under the Financing Agreements and applicable law; and

      WHEREAS, each Company has requested that Laurus forbear for a period of time from exercising Laurus' rights and remedies under the Financing Agreements and that Laurus continue to make Loans under the Financing Agreements; and

      WHEREAS, each Company has in addition requested that Laurus, notwithstanding the occurrence of the Designated Defaults, provide additional financial accommodations to each Company pursuant to and in accordance with the terms of the Additional Financing Agreements (as hereafter defined), which provide for, among other things, that Laurus advance $500,000 to Companies on October 18, 2006 and advance up to an additional $500,000 in the aggregate thereafter in accordance with the express terms of the Additional Financing Agreements; and

      WHEREAS, Laurus is willing to agree to establish a period of forbearance and provide certain additional financial accommodations to each Company, in each case, on the terms and conditions specified herein;

      NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto hereby agree, covenant and warrant as follows:

SECTION 1.  DEFINITIONS

      1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Financing Agreements and Additional Financing Agreements, as applicable, unless otherwise defined herein.

      1.2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below:

            (a) "Additional Financing Agreements" shall mean those documents, instruments and agreements set forth on Exhibit A hereto, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

            (b) "Designated Defaults" shall mean all Events of Default that have occurred through the date hereof and, other than with respect to Forbearance Defaults, during the Forbearance Period.

            (c) "Event of Default" shall have the meaning given to such term under the Financing Agreements and the Additional Financing Agreements, as applicable.

            (d) "Forbearance Default" shall have the meaning set forth in
      Section 3.2(c) hereof

            (e) "Forbearance Period" shall have the meaning set forth in Section 3.2(a) hereof.

SECTION 2.  ACKNOWLEDGMENT

      2.1. Acknowledgment of Obligations. Each Company hereby acknowledges, confirms and agrees that as of the close of business on October 17, 2006, (a) each Company is indebted to Laurus for loans and advances in the aggregate principal amount of $1,191,337.99, together with interest accrued thereon, and fees, costs, expenses and other charges payable by each Company to Laurus pursuant to the terms of the Financing Documents (collectively, "the Amount") and (b) the Amount is a valid and unconditional obligation of each Company to Laurus and is due and owing without offset, defense or counterclaim of any kind, nature or description whatsoever.

      2.2. Acknowledgment of Security Interests. Each Company hereby acknowledges, confirms and agrees that Laurus has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Laurus pursuant to the Financing Agreements, the Additional Financing Agreements or otherwise granted to or held by Laurus. Each Company hereby expressly waives any and all rights to contest and/or challenge in any manner whatsoever Laurus' perfected first-priority liens upon and security interests in the Collateral and will execute any and all documents, instruments and agreements as shall be required by Laurus from time to time to further evidence, acknowledge and confirm the same.

      2.3. Binding Effect of Documents. Each Company hereby acknowledges, confirms and agrees that: (a) each of the Financing Agreements and Additional Financing Agreements to which it is a party has been duly executed and delivered to Laurus by such Company, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Company contained in the Financing Agreements, the Additional Financing Agreements and this Agreement constitute the legal, valid and binding obligations of each Company, enforceable against it in accordance with their respective terms, and no Company has any valid defense to the enforcement of such obligations, and (c) Laurus is and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements, the Additional Financing Agreements, this Agreement and applicable law.

SECTION 3.  FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT

      3.1. Acknowledgment of Default. Each Company hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing, each of which entitles Laurus to exercise its rights and remedies under the Financing Agreements the Additional Financing Agreements, applicable law or otherwise. Laurus has not waived, presently does not intend to waive and may never waive such Designated Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute in any manner whatsoever any such waiver. Each Company hereby acknowledges and agrees that Laurus has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Financing Agreements and the Additional Financing Agreements.

      3.2. Forbearance.

      (a) In reliance upon the representations, warranties and covenants of each Company contained in this Agreement, during the period (the "Forbearance Period") commencing on the date hereof and ending on the earlier to occur of (a) January 15, 2007 and (ii) the occurrence of any Forbearance Default, Laurus will forbear from exercising its rights and remedies under the Financing Agreements, the Additional Financing Agreements and applicable law in respect of or arising out of any and all Designated Defaults. Notwithstanding the foregoing, nothing contained herein shall impair in any manner whatsoever Laurus' right to administer the credit facility and/or to collect, receive and/or apply proceeds of each Company's accounts receivable and/or any other Collateral to the Obligations, in each case, in accordance with the terms of the Financing Agreements and the Additional Financing Agreements.

      (b) Upon the termination of the Forbearance Period, the agreement of Laurus to forbear with respect to such Designated Defaults existing or continuing as of such termination shall automatically and without further action terminate and be of no further force and effect, it being expressly agreed that the effect of such termination will be to permit Laurus to exercise such rights and remedies immediately, including, but not limited to (i) ceasing to make any further Loans and (ii) the acceleration of all Obligations (including without limitation the obligations and liabilities of Each Company to Laurus under the Additional Financing Agreements); in either case without any further notice, passage of time or forbearance of any kind.

      (c) The occurrence of any one or more of the following events during the Forbearance Period shall constitute a Forbearance Default: (i) the existence of any material Event of Default (other than a Designated Default) under Section 19 of the Security Agreement (except for Sections 19(e), 19(g), 19(j) and 19(o)) or any Additional Financing Agreement; (ii) any Company's failure to pay on demand all amounts owing under the Additional Financing

Agreements, (iii) any representation or warranty of any Company herein, under any Financing Agreement or under any Additional Financing Agreement shall be false, misleading or incorrect in any material respect; (iv) any Company's failure to comply with the covenants, conditions and agreements contained herein; (v) any Person, other than Laurus or ScanSource, Inc., shall at any time exercise for any reason any of its rights or remedies against any Company or any Company's properties or assets; (vi) the applicable Company's failure to deliver to Laurus evidence reasonably satisfactory to Laurus of such Company's receipt of bridge financing and/or follow-on financing (as described in Section 4.1hereof) of gross proceeds of at least $750,000 in the aggregate by December 1, 2006; or (vii) the applicable Company's failure to deliver to Laurus by December 25, 2006 a fully executed term sheet setting forth the terms, conditions and pricing of such Company's proposed "Series B" financing to provided by one or more third party financing sources (the "Series B Financing"). Notwithstanding any other rights and remedies available to Laurus under the Financing Agreements, the Additional Financing Agreements and applicable law, in the event the indebtedness incurred by any Company under the Series B Financing shall at any time exceed $12,000,000, Laurus shall have the right to at any time to demand the immediate repayment in full of all Obligations under the Financing Agreements and the Additional Financing Agreements together with all fees, interest, default interest, default payments and prepayment fees relating thereto.

      3.3. Reservation of Rights.

      Subject only to Section 3.2 above and solely with respect to the Designated Defaults, Laurus reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Financing Agreements and/or the Additional Financing Agreements as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Laurus has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

SECTION 4.  AMENDMENTS AND SUPPLEMENTARY PROVISIONS

      4.1. Bridge and Follow-on Financing. Notwithstanding anything contained in the Financing Agreements and/or Additional Financing Agreements the contrary, Laurus hereby acknowledges that Companies shall be permitted, during the Forbearance Period, to incur additional indebtedness for borrowed money and/or Parent may sell or issue its equity securities following the date hereof and such incurrence and/or issuance, as applicable, shall not constitute an Event of Default under the Financing Agreements and/or the Additional Financing Agreements so long as prior to the incurrence of any such additional indebtedness all such indebtedness and all attendant security interests and liens are subordinated in favor of and on terms and pursuant to such documentation reasonably acceptable to Laurus. Laurus hereby waives the right of first refusal provisions of Section 13(u) of the Security Agreement with respect to bridge and follow-on financing contemplated by this Section 4.1.

      4.2. Fixed Conversion and Exercise Price Amendments. Notwithstanding anything contained in the Financing Agreements to the contrary, (a) the Fixed Conversion Price under and as defined in the Minimum Borrowing Notes and the Revolving Note heretofore issued to Laurus, shall be amended to a price equal to sixty cents ($0.60) per share and (b) the

Exercise Price set forth and as defined in the Warrant dated as of March 31, 2005 issued by Parent to Laurus shall be amended to a price equal to sixty cents ($0.60) per share.

      4.3. Deliverables. In addition to and not in limitation of any other reporting requirements set forth in the Financing Agreements and the Additional Financing Agreements, (a) on the first Business Day of each week, Parent shall deliver to Laurus a statement of cash flow for each Company in form and covering such period reasonably acceptable to Laurus, (b) on the first Business Day of each bi-weekly period following the date hereof, Parent shall deliver to Laurus a Collateral and liquidation analysis with respect to each Company in form reasonably acceptable to Laurus, and (c) as soon as available and in any event within thirty (30) days after the end of each month, Parent shall deliver to Laurus monthly unaudited/internal financial statements for Companies in the same manner as otherwise required by the Financing Agreements for the delivery to Laurus of quarterly financial statements.

SECTION 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Company hereby represents warrants and covenants with and to Laurus as follows:

      5.1. Binding Effect of Documents. This Agreement, the Financing Agreements and the Additional Financing Agreements have been duly executed and delivered to Laurus by each Company and are in full force and effect, as modified hereby.

      5.2. No Conflict, Etc. The execution and delivery and performance of this Agreement by each Company will not violate applicable law or any contractual obligation of such Company

      5.3. Delivery of Original Documents. Each Company shall deliver to Laurus, within five (5) Business Days following the date hereof, executed originals of the documents, instruments and agreements set forth in Sections 6(a), (b) and
(c).

SECTION 6.  CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

      The effectiveness of the terms and provisions of Section 3.2 of this Agreement shall be subject to the receipt by Laurus of each of the following, in form and substance satisfactory to Laurus:

            (a) copies this Agreement, duly authorized, executed and delivered by each Company.

            (b) copies of the Additional Financing Agreements, duly authorized, executed and delivered by the applicable Company.

            (c) a copy of the original stock certificate and related stock power executed in blank by Parent evidencing 100% of the issued and outstanding capital stock of OIPV.

            (d) payment by Companies to Laurus of all costs and expenses payable under Section 7.2 hereof, which amounts may be charged by Laurus to Companies' loan account.

            (e) a copy of the Companies' statement of cash flow as delivered to Parent's board of directors on October 13, 2006.

SECTION 7.  PROVISIONS OF GENERAL APPLICATION

      7.1. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements and/or the Additional Financing Agreements are intended or implied and in all other respects the Financing Agreements and the Additional Financing Agreements are hereby specifically ratified, restated and confirmed by each Company as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the Financing Agreements and/or the Additional Financing Agreements, the terms of this Agreement shall control.

      7.2. Costs and Expenses. Each Company shall jointly and severally pay all costs, fees and expenses of Laurus (including the costs, fees and expenses of Laurus' counsel) incurred by Laurus in connection with the negotiation, preparation, administration and enforcement of this Agreement, the Financing Agreements and the Additional Financing Agreements; provided that the aggregate costs, fees and expenses payable by Companies to Laurus in connection with the negotiation and preparation of this Agreement and the Additional Financing Agreements shall be limited to $20,000 in the aggregate.

      7.3. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

      7.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns; provided that no Company may assign any of its rights or delegate any of its responsibilities hereunder without the prior written consent of Laurus.

      7.5. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Laurus or any closing shall affect the representations and warranties or the right of Laurus to rely upon them.

      7.6. Release.

      (a) In consideration of the agreements of Laurus contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Laurus, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Laurus and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any Financing Agreement, any Additional Financing Agreement, this Agreement or any transactions thereunder, hereunder or related thereto or hereto, including without limitation any claims or causes of action based on "lender liability" and/or "deepening insolvency."

      (b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

      (c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

      7.7. Covenant Not to Sue or Commence Bankruptcy Related Proceedings. Each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not (a) sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised or discharged by such Company pursuant to Section
7.6 above, (b) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy laws or similar laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to without challenge (within ten (10) days of the filing thereof) and/or otherwise fail to dismiss (within forty-five (45) days from the filing thereof) any petition filed against it in any involuntary case under such bankruptcy or similar laws, and/or (h) take any action for the purpose of effecting any of the foregoing. If any Company or any of its successors, assigns or other legal representations violates the foregoing covenant, each Company, for itself and its successors, assigns and legal representatives, agrees that such occurrence shall constitute a Forbearance Default, and it shall jointly and severally pay, all such damages as any Releasee may sustain in connection with such violation, together with all attorneys' fees and costs incurred by any Releasee as a result of such violation.

      7.8. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement

      7.9. Relief From Automatic Stay. In the event any case is commenced by or against any Company under any state or federal bankruptcy or similar laws (as now or hereafter in effect), each Company hereby acknowledges and consents that
(i) Laurus is entitled to immediate
relief from any automatic stay imposed and (ii) it will not oppose any motion filed by or on behalf of Laurus seeking relief from any automatic stay.

      7.10. Reviewed by Attorneys. Each Company represents and warrants to Laurus that it (a) understands fully the terms of this Agreement and the Additional Financing Agreements and the consequences of the execution and delivery of this Agreement and the Additional Financing Agreements, (b) has been afforded an opportunity to have this Agreement and the Additional Financing Agreements reviewed by, and to discuss this Agreement and the Additional Financing Agreements with such attorneys and other Persons as such Company may wish, and (c) has entered into this Agreement and the Additional Financing Agreements and executed and delivered all documents in connection herewith and therewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement, the Additional Financing Agreements nor the other documents, instruments and agreements executed pursuant hereto and thereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement, the Additional Financing Agreements and the other documents, instruments and agreements executed pursuant hereto and thereto or in connection herewith or therewith.

      7.11. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS AND/OR ADDITIONAL FINANCING AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND ADDITIONAL FINANCING AGREEMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY AND LAURUS PERTAINING TO THIS AGREEMENT, ANY FINANCING AGREEMENT OR ANY ADDITIONAL FINANCING AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO HERETO OR THERETO; PROVIDED, THAT LAURUS AND EACH COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY

SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PARENT (AS AGENT FOR ITSELF AND EACH OTHER COMPANY) AT THE ADDRESS SET FORTH FOR PARENT IN THE FINANCING AGREEMENTS AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PARENT'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

      7.12. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS AND EACH APPLICABLE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY FINANCING AGREEMENT OR ANY ADDITIONAL FINANCING AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

      7.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Any signature delivered by facsimile transmission or PDF file shall be deemed to be an original signature hereto.

      7.14. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

      7.15. Nonapplicability of 11 U.S.C. 544, 547 (b) and 548. Each Company, its officers, directors, employees, and advisors, including and through the signatories hereto on behalf of such Company, and such Company's successors-in-interest, including but not limited to any bankruptcy estate representative, hereby unconditionally and irrevocably warrants, represents and agrees for all purposes that (a) the liens and security interests to be provided to Laurus under the Additional Financing Agreements and, to the extent not previously provided or perfected under the Financing Agreements, are being received by Laurus in good faith, for reasonably equivalent value and for good, sufficient and contemporaneous consideration and new value within the meaning of 11 U.S.C. 547(c) and applicable provisions of 11 U.S.C. 548, 544 and non-bankruptcy law, (b) said liens and security interests are not and shall not be avoidable for any reason in any insolvency proceeding or otherwise, and (c) said parties shall neither take nor assent to any action in any bankruptcy proceeding the effect of which would be to avoid said liens or security interests or to otherwise in any way undermine or challenge any of the liens, claims, interests and rights of Laurus. The consideration and new value given by Laurus includes, but is not limited to, the advances to be made to the Companies by Laurus pursuant to the terms hereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.


                                        ONE IP VOICE, INC. (f/k/a Farmstead
                                        Telephone Group, Inc.)


                                        By:  /s/ Jean-Marc Stiegemeier
                                             ----------------------------------


                                        Its: C.E.O.
                                             ----------------------------------


                                        OIPV CORP. (f/k/a One IP Voice, Inc.)


                                        By:  /s/ Jean-Marc Stiegemeier
                                             ----------------------------------


                                        Its: President
                                             ----------------------------------


                                        LAURUS MASTER FUND, LTD.


                                        By:  /s/ David Grin
                                             ----------------------------------


                                        Its: Director
                                             ----------------------------------

                                    EXHIBIT A
                                       to
                       AMENDMENT AND FORBEARANCE AGREEMENT

                         Additional Financing Agreements
                         -------------------------------

1. Secured Demand Note dated October 17, 2006 in the original principal amount of $1,000,000 jointly and severally made by Parent and OIPV in favor of Laurus.

2. Master Security Agreement dated October 17, 2006 by and among Parent, OIPV and Laurus.

3. Joinder Agreement dated as of October 17, 2006 by and among Parent, OIPV and Laurus.

4. Common Stock Purchase Warrant dated October 17, 2006 made by Parent in favor of Laurus

5. Stock Pledge Agreement dated as of October 17, 2006 by and among Parent, OIPV and Laurus.